Exhibit 2(b)

THIS LETTER OF TRANSMITTAL SHOULD BE EXECUTED AND RETURNED TO THE
COMPANY AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, JUNE 20, 2000, SUCH DATE SUBJECT TO EXTENSION BY THE COMPANY AS HEREIN PERMITTED.

LETTER OF TRANSMITTAL

Electronic Retailing Systems International, Inc.
488 Main Avenue
Norwalk, Connecticut 06851-1007
Ladies and Gentlemen:
The undersigned is a holder (a "Holder") of 13-1/4% Senior Discount Notes due 2004 (the "Old Notes") issued by Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), under that certain Indenture dated as of January 24, 1997 (the "Indenture") between the Company and United States Trust Company of New York, as trustee (the "Trustee").
The undersigned hereby agrees to exchange, in accordance
with this Letter of Transmittal and effective at Closing (as hereinafter defined), the principal amount at maturity of Old Notes indicated in the table below entitled "Description of Subject Old Notes" under the column headings "Principal Amount at Maturity Exchanged" (the "Subject Old Notes"), constituting all Old Notes held by the undersigned, for the following:
	(i)	 $180, payable in cash as hereinafter set forth,
per $1,000 principal amount at maturity of Subject Old Notes;
	(ii)	 the Company's 10% Guaranteed Secured Promissory
Note, substantially in the form of Exhibit A annexed hereto, dated the date of Closing and executed by the Company, registered in the name of the undersigned or as otherwise herein directed (a "10% Note"), in an aggregate original principal amount calculated on the basis of $65.42961 per $1,000 principal amount at maturity of Subject Old Notes (in the case of each 10% Note, such amount rounded to the nearest whole cent), such 10% Note to be: (x) guaranteed pursuant to the Guaranty Agreement (the "Guaranty Agreement"), substantially in the form of Exhibit B annexed hereto dated the date of Closing and executed by the guarantor specified therein, and (y) secured by the Conditional Assignment and Security Agreement (the "Security Agreement"), substantially in the form of Exhibit C annexed hereto dated the date of Closing and executed by the parties specified therein;
		(iii) 	the Company's 8% Guaranteed Secured
Promissory Note, substantially in the form of Exhibit D annexed hereto dated the date of Closing, and executed by the Company, registered in the name of the undersigned or as otherwise herein directed (a "8% Note"), in an aggregate original principal amount calculated on the basis of $65.42961 per $1,000 principal amount at maturity of Subject Old Notes (in the case of each 8% Note, such amount rounded to the nearest whole cent), such 8% Note to be: (x) guaranteed pursuant to the Guaranty Agreement, and (y) secured by the Security Agreement, each executed and dated as aforesaid; and
	(iv)	 a certificate, registered in the name of the
undersigned or as herein directed, representing such number of shares of the Company's Series A-1 Convertible Preferred Stock, $1.00 par value (the "Preferred Stock"), the rights, qualifications, limitations and restrictions of which are set forth in the certificate of designation thereof substantially in the form annexed hereto as Exhibit E, calculated on the basis of
0.5234368 shares per $1,000 principal amount at maturity of Subject Old Notes (except that no such fractional shares shall issue, but the Company shall instead shall pay cash, as hereinafter set forth, at the rate of $100 per share for each such fractional interest, appropriately allocated to such portion of a full share not issued and each such payment rounded to the nearest whole cent).

This Letter of Transmittal is hereby executed and returned to the Company at or prior to 5:00 P.M., New York City time, June 20, 2000, such date subject from time to time to extension by the Company, at its discretion (with or without notice to the Holder if it has theretofore so returned its Letter of Transmittal), as long as such extended date is on or prior to the Termination Date (as hereinafter defined). The undersigned acknowledges and agrees that the delivery of this Letter of Transmittal, and the consents herein contained, may not be withdrawn or revoked by the undersigned; subject, however, to the occurrence of Closing on or prior to July 15, 2000 (the "Termination Date") and the satisfaction of the conditions set forth herein.

By executing this Letter of Transmittal, subject to, and effective upon Closing, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in and to all of the Subject Old Notes, waives any and all other rights with respect to the Subject Old Notes (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences in respect of the Subject Old Notes and the Indenture), and releases and discharges the Company and its affiliates from any and all claims the undersigned may have now or may have in the future arising out of, or related to, the Subject Old Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Subject Old Notes or to participate in any redemption or defeasance of the Subject Old Notes. Subject to and effective at Closing (except with respect to clause (iii) of this sentence, which [without modifying any provision of the second paragraph next succeeding] shall be subject to and effective upon receipt of the consent to the Proposed Amendments by the Required Holders [as those terms are hereinafter defined]), the undersigned hereby irrevocably constitutes and appoints the Company the true and lawful agent and attorney-in-fact of the undersigned with respect to the Subject Old Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present the Subject Old Notes and all evidences of transfer and authenticity to, or transfer ownership of the Subject Old Notes in the records of the Trustee, and/or on the account books maintained by Depository Trust Company ("DTC"), to, or upon the order of, the Company (ii) present the Subject Old Notes for transfer of ownership on the books of the Company, (iii) present and otherwise effectuate the consents to the Proposed Amendments, and
(iv) deliver to the Trustee this Letter of Transmittal, all in accordance with the terms and conditions herein.

By executing this Letter of Transmittal, subject to and effective upon Closing, the undersigned hereby irrevocably designates, authorizes and empowers the Collateral Agent (as defined in the Security Agreement) to take all such action on behalf of each of the Secured Parties under said agreement, all as set forth under the provisions of the Security Agreement, and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent thereunder; and the undersigned hereby ratifies and confirms the acceptance, execution and delivery of the Security Agreement by the Collateral Agent, as agent for the undersigned and each of the Secured Parties thereunder.

	By executing this Letter of Transmittal, the undersigned hereby consents to the amendment of the Indenture, pursuant to a Supplemental Indenture (the "Supplemental Indenture") thereto that will become effective solely in the event, and subject to the occurrence, of Closing upon the contemporaneous exchange upon the terms and conditions set forth herein of at least 99.5%, but less than all, of the outstanding principal amount at maturity of the Old Notes (subsequent to the execution and delivery of the Supplemental Indenture by the Company and the Trustee upon receipt of the consent to the Proposed Amendments of registered holders of Old Notes [collectively, "Holders"] owning a majority of the outstanding principal amount at maturity of the Old Notes [collectively, "Required Holders"]), so that Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
4.15, 5.01, 6.01(3), 6.01(4), 6.01(6), 6.01(7) (but with respect only to Significant Subsidiaries [as defined in the Indenture]), 6.01(8) (but with respect only to Significant Subsidiaries), 6.01(9), 6.01(10), 10.01, 10.02, 10.03, 10.04, 10.05 and 10.06 are
deleted in their entirety. By executing this Letter of Transmittal, the undersigned further consents to the amendment of the Old Notes, pursuant to the Supplemental Indenture, so that all references therein to the foregoing provisions of the Indenture, and the effects thereof, are deleted in their entirety. For purposes of this Letter of Transmittal, the foregoing amendments under this paragraph are referred to, collectively, as the "Proposed Amendments". Without limiting the generality of the foregoing, the valid submission by the undersigned of the Subject Old Notes will also constitute consent to the Proposed Amendments. The undersigned acknowledges and agrees that delivery of this Letter of Transmittal will, in the event of acceptance hereof by the Company, constitute a binding agreement between the undersigned and the Company upon the terms herein, subject to revocation by the undersigned in the event Closing has not occurred on or prior to July 15, 2000.
The undersigned hereby represents and warrants that the undersigned has full power and authority to exchange, sell, assign, and transfer the Subject Old Notes and to execute and deliver this Letter of Transmittal, and to consent to the Proposed Amendments, and that at Closing, the Company will acquire good title to the Subject Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment, transfer and delivery of the Subject Old Notes, and to consent to the Proposed Amendments.
The undersigned further represents and warrants that: (i) it understands that the Company proposes to issue and deliver the 10% Note, the 8% Note and the shares of Preferred Stock as aforesaid (collectively, the "New Securities") without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, that for such purpose the Company will rely upon the representations, warranties, and agreements contained herein, and that such non-compliance with registration is not permissible unless such representations and warranties are correct and such agreements are performed; (ii) it is an accredited investor, as defined in Section 2(a)(15) of the Securities Act and Section 501(a) of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of alone evaluating the merits and risks of an investment in the New Securities to be issued to it, and has the financial ability to bear the economic risk of the investment of the New Securities, has no need for liquidity with respect to the investment in the New Securities and fully understands and agrees that it must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the New Securities to be issued to it have not been registered under the Securities Act and under the applicable state securities laws; (iii) it understands that the Company is under no obligation to effect a registration of the New

Securities, or any of them, under the Securities Act; (iv) it understands that there may never be a public market for the New Securities and that, under existing rules of the Securities and Exchange Commission, it may be unable to sell any of the New Securities to be issued to it except to the extent that the New Securities may be sold subject to the restrictions hereinafter contained, to a purchaser who shall be subject to the same restrictions on sale; (v) it has made its own investigation into the business, prospects, operations, property, financial and other condition and credit lines of the Company, has been given access to all information relating to the business and affairs of the Company which it has requested, and all additional information which it has considered necessary to verify the accuracy of the information so received, and has carefully evaluated all such materials and, on the basis thereof, is familiar with the operations, business plans and financial condition of the Company and the risks of an investment in the New Securities to be issued to it; and (vii) it is acquiring the New Securities to be issued to it for its own account (or for the account of a person or entity on behalf of whom it hereby extends the representations, warranties and agreements set forth in this Letter of Transmittal) and not with a view to, or for sale in connection with, the distribution thereof in violation of the Securities Act, and without limiting the generality of the foregoing, has no current plan or agreement for the distribution of the New Securities, or any of them in violation of the Securities Act. The undersigned shall not sell, transfer, convey, assign or otherwise dispose of any New Securities, or any interest therein, until either of the following events has occurred: (i) the Company has received an opinion from Company counsel that registration thereof under the Securities Act is not required; or (ii) a registration statement under the Securities Act covering such New Securities or such interest and the disposition thereof has become effective under the Securities Act. The 10% Note and the 8% Note, and stock certificate evidencing the foregoing shares of Preferred Stock, shall be endorsed with a legend to the foregoing effect, and stop-transfer instructions shall be issued with respect to the New Securities, subject to such restrictions on disposition.
The undersigned acknowledges that it has not relied on the Company in order to determine the tax consequences to it, in its particular circumstances, of exchanging its Old Notes hereunder, including the application of federal, state, local and foreign tax laws, and has consulted its own tax advisor if and as deemed by it to be appropriate to do so.
No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
All payments due from the Company at Closing shall be made in same day funds by wire transfer by the Company on the date of Closing to the undersigned at its account specified under the caption "Payment Instructions" in this Letter of Transmittal. Under no circumstances will any additional interest or accretion be payable on such amounts.
Unless otherwise indicated in the "A. Special Registration Instructions" box below, or in the "B. Special Delivery Instructions" box below, the undersigned hereby request(s) that the New Securities issuable by the Company at Closing be registered in the name(s) of and delivered to, the undersigned at its registered address, promptly following Closing.
In the event that the "A. Special Registration Instructions" box or the "B. Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any New Securities issuable by the Company at Closing be issued in the name(s) of, and be delivered to, the person(s) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Registration Instructions" box or the "B. Special Delivery Instructions" box to transfer any Subject Old Notes from the names of the registered holder(s) thereof, except in accordance with the provisions of the Old Notes and the Indenture. In the event that the "B. Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any New Securities issuable by the Company at Closing be issued to the person(s) at the address(es) therein indicated.
All Subject Old Notes shall be delivered to the Company at or prior to Closing in the manner set forth herein. Any Subject Old Notes not accepted for exchange by the Company (i.e., in the event the Closing does not occur) shall be returned or re-issued in the registered name(s) thereof, and delivered to the registered address thereof (or, in the case of Subject Old Notes delivered by book entry transfer, by credit to the account of the
DTC).
The undersigned understands that the Company will not be required to accept this Letter of Transmittal, or accept for exchange any of the Subject Old Notes. For purposes hereof, the Company will evidence its acceptance of this Letter of Transmittal by executing a counterpart hereof in the space below provided and returning it to the undersigned at its address set forth following its signature hereon. The Company will deliver at least five days' prior written notice to the undersigned of the time and date at which the Subject Old Notes shall be exchanged at the principal executive offices of the Company in the manner set forth herein (herein referred to as the

"Closing"), such notice to be delivered to the address following the undersigned's signature on this Letter of Transmittal. Acceptance by the Company of this Letter of Transmittal, and the Company's notice as aforesaid, shall be effective upon personal delivery thereof, upon delivery to a recognized overnight courier or upon deposit (by certified or registered mail) with the United States post office. Notwithstanding any other provision contained herein, the respective obligations of the Company and the undersigned to consummate the exchange of the Subject Old Notes are subject to: (i) the contemporaneous exchange at Closing of Old Notes representing at least 99.5% of the outstanding principal amount at maturity of all Old Notes, upon the terms and conditions substantially in the form set forth herein, including, without limitation, the issuance to all holders of Old Notes of New Securities in substantially the respective forms thereof contemplated by the exhibits hereto; (ii) the execution and delivery of each of the Guaranty Agreement and the Security Agreement by the parties thereto; and (iii) the contemporaneous effectiveness of the Supplemental Indenture (in the event fewer than all Old Notes are exchanged at Closing) or (in the event all Old Notes are exchanged at Closing) the contemporaneous discharge of the Indenture. Any Subject Old Notes not accepted for exchange will be returned or re-issued promptly to the undersigned as aforesaid. The undersigned acknowledges and agrees that, in the event of the exchange at Closing of fewer than all Old Notes, the Company may subsequently on one or more occasions exchange the remaining Old Notes for the cash and New Securities set forth herein with retroactive effect to the Closing.
The undersigned understands that the method of delivery of this Letter of Transmittal, the Subject Old Notes and all other required documents received by the Company is at the risk and election of the Holder. All questions as to form of all documents and the validity (including time of receipt) will be determined by the Company, in its sole discretion, which determination shall be final and binding. The undersigned shall furnish to the Company any evidence of authority in connection herewith requested by the Company.
The additional instructions hereinafter set forth are hereby incorporated into this Letter of Transmittal.

DELIVERY OF SUBJECT OLD NOTES
0	CHECK HERE IF CERTIFICATES REPRESENTING SUBJECT OLD NOTES ARE BEING
DELIVERED PHYSICALLY TO THE COMPANY AT OR PRIOR TO CLOSING.
0	CHECK HERE IF SUBJECT OLD NOTES ARE BEING DELIVERED AT OR PRIOR TO
CLOSING BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
TRUSTEE WITH DTC, FOR CREDIT TO THE COMPANY'S ACCOUNT WITH THE TRUSTEE,
AND COMPLETE THE FOLLOWING:
Name:
Account Number:

List below the Subject Old Notes. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. No alternative, conditional or contingent submissions will be accepted.

DESCRIPTION OF SUBJECT OLD NOTES
Name(s) and Address(es) of Registered
Holder(s)
or Name of DTC Participant and
Participant's DTC
Account Number in which Notes are Held
(Please fill in Blank)

Certificate
Number(s)*
Principal Amount at
Maturity Exchanged **


















	Total Principal Amount at Maturity of Subject Old
Notes
*	Need not be completed by Holders delivering by book-entry transfer.
**	The entire aggregate principal amount at maturity represented by the Subject Old Notes described above is being exchanged.
</TABLE
The name(s) and address(es) of the registered Holder(s)
should be printed exactly as they appear on the certificate(s)
representing the Subject Old Notes or, if delivered by a
participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Subject Old
Notes.


A. SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 2 and 3)
To be completed ONLY if the New
Securities are to be issued in the name of someone other than the registered holder(s) of the Subject Old Notes exchanged.
Issue the New Securities in the name
of:
Name:
Address


(Tax identification or Social Security Number)
(See Substitute Form W-9 herein)


B. SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)
To be completed ONLY if the New
Securities are to be sent to an address
different from the registered address of the registered holder(s) of the Subject Old Notes exchanged.
Mail to:

Name:
Address


(Tax identification or Social Security Number)
(See Substitute Form W-9 herein)

PLEASE SIGN HERE
(To be completed by all Holders of Subject Old Notes regardless of whether Subject Old Notes are being physically delivered herewith)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby agrees to the provisions of this Letter of Transmittal, including without limitation, the consents set forth herein, and to deliver the entire aggregate principal amount at maturity of the Subject Old Notes listed in the box above labeled "Description of Subject Old Notes" under the column heading "Principal Amount at Maturity Exchanged" upon the terms and subject to the conditions set forth herein.
This Letter of Transmittal must be signed by the registered
Holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Subject Old Notes or, if Subject Old Notes are exchanged by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Subject Old Notes or, if other than by the registered Holder(s), as required by instruction
3. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see instruction 2.
Signature of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)
Dated
Name(s)
(Please Print)
Capacity (full title)
Address
(Include Zip Code)
Area Code and Telephone No.
Tax Identification or Social Security No.
COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
Medallion Signature Guarantee
(If Required-See Instructions 1 and 2)
Authorized Signature:
Name of Firm:
(Place Stamp Here)
PAYMENT INSTRUCTIONS:

Name of Bank:______________________
Address of Bank:____________________
ABA No.:__________________________
Credit to:___________________________
Account No.:________________________

CONSENT OF REGISTERED HOLDER

	If the signatory above is not the registered Holder(s) on the certificate(s) representing Subject Old Notes or its authorized proxy (see instruction 3), the registered Holder(s) must sign below exactly as its name(s) appear(s) on the certificate(s) representing Subject Old Notes or, if Subject Old Notes are exchanged by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such Subject Old Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see instruction 2.

	The undersigned registered Holder(s) of the Subject Old Notes indicated above hereby consent(s) to the Proposed Amendments.

Signature of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)
Dated
Name(s)
(Please Print)
Capacity (full title)
Address
(Include Zip Code)
Area Code and Telephone No.
Tax Identification or Social Security No.

Medallion Signature Guarantee
(If Required-See Instructions 1 and 2)
Authorized Signature:
Name of Firm:
(Place Stamp Here)



ACCEPTED as aforesaid:

ELECTRONIC RETAILING SYSTEMS INERNATIONAL, INC.

By______________________________

ADDITIONAL INSTRUCTIONS
Forming Part of this Letter of Transmittal
1.	Delivery of this Letter of Transmittal and Certificates
for Subject Old Notes or Book-Entry Confirmation. To exchange Subject Old Notes, physical delivery of certificates for Subject Old Notes or a confirmation of any book-entry transfer of Subject Old Notes delivered electronically into the account of the Trustee with DTC, for credit to the Company's account with the Trustee, as well as a properly completed and duly executed copy of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Company at its address set forth herein. If such delivery is by mail, it is suggested that Holder use properly insured registered mail with return receipt requested. No alternative, conditional or contingent exchanges of Subject Old Notes will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Company.
2.	Signature Guarantees. Signatures on this Letter of
Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion program (a "Medallion Signature Guarantor") (generally, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the Untied States (each, an "Eligible Institution")), unless the Subject Old Notes are held for the account of an Eligible Institution. If the Subject Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, or if New Securities or payment are to be issued to someone other than the registered holder of any Subject Old Notes, then the signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 3.
3.	Signatures on Letter of Transmittal, Instruments of
Transfer and Endorsements Proxies. If this Letter of Transmittal is signed by the registered holders of the Subject Old Notes, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Subject Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Subject Old Notes.
If any of the Subject Old Notes are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Subject Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Letter of Transmittal or any Subject Old Notes or instrument of transfer or proxy is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.
When this Letter of Transmittal is signed by the registered holders of the Subject Old Notes, no endorsements of Subject Old Notes or separate instruments of transfer, or proxies, are required unless payment is to be made to a person other than the registered holders, in which case signatures on the Subject Old Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
If this Letter of Transmittal is signed other than by the registered holders of the Subject Old Notes, the Subject Old Notes must be endorsed or accompanied by appropriate instruments of transfer, in any case signed exactly as the name or names of the registered holders appear on the Subject Old Notes and signatures on the Subject Old Notes or instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

Only a registered holder of Subject Old Notes or its authorized proxy may consent to the Proposed Amendments. Beneficial owners of Subject Old Notes may obtain a proxy from the registered holder(s) and consent to the Proposed Amendments with respect to Subject Old Notes beneficially owned by such beneficial owner as if such beneficial owner were the registered holder(s) thereof. Any such proxy must be signed exactly as the name or names of the registered holders appear on the Subject Old Notes and signatures on the proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution. Any beneficial owner of Subject Old Notes who is not the registered holder or its authorized proxy must arrange with the registered holder to execute and deliver the consent on his or her behalf. The registered holder must provide such consent either by executing the "Consent of Registered Holder" box provided herein or by executing a separate consent substantially in the form of such "Consent of Registered Holder." In either case, the signature of the registered holder must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

4.	Transfer Taxes. Except as set forth in this Instruction
4, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Subject Old Notes to it, or to its order, pursuant hereto. If New Securities or payment are to be issued to any persons other than the registered owners of the Subject Old Notes exchanged, the amount of transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
5.	Substitute Form W-9. The Holder (or other payee) is
required to provide the Company with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any consideration to be paid to the Holder (or other payee).
The box in Part 3 of the Substitute Form W-9 may be checked if the Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN by the time of payment, the Company will withhold 31% on all such payments, if any, until a TIN is provided to the Company.
IMPORTANT TAX INFORMATION
Under federal income tax law, a Holder whose Subject Old
Notes are accepted for exchange is required to provide the Company with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Company is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any consideration to be paid to such Holder or other payee with respect to Subject Old Notes exchanged may be subject to a 31% backup withholding tax.
Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to quality as an exempt recipient, that Holder must submit to the Company a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that individuals' exempt status. A Form W-8BEN can be obtained from the Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.
If backup withholding applies, the Company is required to withhold 31% of any consideration paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
Purpose of Substitute Form W-9
To prevent backup withholding on any consideration paid to a Holder or other payee with respect to Subject Old Notes exchanged, the Holder is required to notify the Company of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.
What Number to Give the Company
The Holder is required to give the Company the TIN (e.g., Social Security number or Federal Employer Identification Number) of the registered owner of the Subject Old Notes. If the Subject Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: Electronic Retailing Systems International, Inc.
SUBSTITUTE
FORM W-9

Part 1: PLEASE PROVIDE
YOUR TIN
IN THE BOX AT RIGHT
AND
CERTIFY BY SIGNING AND
DATING BELOW
Social Security Number
OR____________________
Employer
Identification Number
Department of the
Treasury
Internal Revenue
Service
Payer's Request for
Taxpayer
Identification Number
(TIN)
and Certifications
Part 2-
Certifications - Under penalties of
perjury, I certify that:
(1)	The number shown on this form is my correct
taxpayer identification number (or I am
waiting for a number to be issued for me),
and
(2)	I am not subject to backup withholding
because: (a) I am exempt from backup
withholding, or (b) I have not been
notified by the Internal Revenue Service
(IRS) that I am subject to backup
withholding as a result of a failure to
report all interest or dividends, or (c)
the IRS has notified me that I am no longer
subject to backup withholding.

Part 3: Awaiting TIN 0

Certification Instructions - You must cross
out item (2) above if you have been notified
by the IRS that you are currently subject to
backup withholding because of underreporting
interest or dividends on your tax return.
Name
Address
(include zip code)
Signature	 Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A
$50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND
BACKUP WITHHOLDING OF 31% OF ANY CONSIDERATION PAID TO
YOU.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer
identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.
SIGNATURE	 DATE





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